  Exhibit 99.1

THE DEWEY ELECTRONICS CORPORATION TO DEREGISTER COMMON STOCK AND MAKES CHANGES IN DIRECTORS

Oakland, NJ, May 12, 2017 – The Dewey Electronics Corporation (OTCQB: DEWY) (the “Company”), a maker of military power systems, announced today that it has filed a Form 15 with the Securities and Exchange Commission (the "SEC") to deregister the Company's common stock and suspend its reporting obligations under the Securities Exchange Act of 1934, as amended. The Company is eligible to file Form 15 because its common stock is currently held of record by less than 300 persons. The Company expects that the deregistration will become effective within 90 days of filing with the SEC. Upon the filing of the Form 15, the Company's obligations, with which it currently is in full compliance, to file reports with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and periodic reports on Form 8-K, is immediately suspended.

John Dewey, President and CEO of the Company, stated, "The Company's decision to deregister and 'go dark' was driven by our goal to reduce current and future expenses. We expect that it will result in substantial cost savings to the Company as a result of the elimination of SEC reporting requirements, including the costs relating to preparing and filing periodic reports and other SEC documents, legal and accounting costs, compliance costs and other public reporting company-related expenses." Following the deregistration, the Company's common stock will continue to be eligible for quotation on the OTC Markets.

In addition, the Company today announced, effective May 8. 2017, the resignation from the Board of James Link and the election to the Board of Evan Wax. In April of 2011, Mr. Wax founded and since then has been the portfolio manager of Wax Asset Management, an investment firm. Wax Asset Management is a long-term shareholder in Dewey Electronics and holds a beneficial ownership stake of 18% of the Company Evan graduated from Yale University, from which he received a B.A. in Economics.

Mr. Dewey stated: “We thank Mr. Link for his years of valued service to the Company and are pleased to welcome Mr. Wax as a member of our Board. Evan brings substantial experience as a seasoned investor with a particularly keen interest in the welfare of the Company.” Mr. Wax added: “I look forward to serving as a voice for shareholders and using my capital markets experience to help my fellow Board members and the management team at Dewey Electronics deliver value for all shareholders.”

Forward-looking Statements

Statements contained in this press release that are not historical facts may contain certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by the use of words such as "believe," "expect," "anticipate," "intend," "should," "planned," "estimated" and "potential," or other similar terms. These forward-looking statements are based upon current management expectations and may, therefore, involve risks and uncertainties. The Company's actual results, performance or achievements may differ materially from those suggested, expressed or implied by forward-looking statements as a result of a wide variety or range of factors including, but not limited to the willingness of any broker to make a market in the Company’s common stock or that any trading market will exist or be maintained, as to which there can be no assurances; the Company's ability to timely and effectively implement its deregistration; adverse effects on share price and liquidity prior to and following the Company's deregistration; the Company's ability to realize anticipated cost savings from its deregistration; as well as more general business and financial risks, including the risks detailed from time to time in the Company's filings with the SEC. Any of the forward-looking statements made in this press release and in the other public statements the Company makes may turn out to be wrong because of inaccurate assumptions we might make, because of the factors illustrated above or because of other factors that we cannot foresee. Because of these and other uncertainties, the Company's actual future results may be materially different from those expressed in any forward-looking statements made by or on behalf of the Company. Therefore, these factors should be considered in evaluating the forward-looking statements, and undue reliance should not be placed on such statements. The Company undertakes no responsibility to update or revise any forward-looking statements unless required to do so under the federal securities laws.